HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

Supplement dated February 16, 2012 to your Prospectus

1.  SUB-ADVISER CHANGE

HARTFORD TOTAL RETURN BOND HLS FUND – CLASS IB

The Board of Directors of Hartford Series Fund, Inc. approved a change of sub-adviser for the Hartford Total Return Bond HLS Fund (the “Fund”) from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Fund’s sub-adviser is expected to occur on or about March 5, 2012.

THE HARTFORD INFLATION PLUS FUND – CLASS R4

THE HARTFORD TOTAL RETURN BOND FUND – CLASS R4

THE HARTFORD TOTAL RETURN BOND FUND – CLASS R5

The Board of Directors of The Hartford Mutual Funds, Inc. approved a change of sub-adviser for the above named Funds from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Funds’ sub-adviser is expected to occur on or about March 5, 2012.

2.  FUND CLOSURE

LEGG MASON CLEARBRIDGE SMALL CAP GROWTH FUND – CLASS A

Effective March 16, 2012, the Legg Mason ClearBridge Small Cap Growth Fund Class A shares are closed to new and subsequent Contributions and transfers of Participant Account values.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.